Exhibit 10.4
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY COMPARABLE STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF.
YOUBET.COM, INC.
PROMISSORY NOTE

$5,200,000	February 10, 2006
     Youbet.com, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of UT Group, LLC, a Delaware limited liability company (the “Holder”), the principal amount of Five Million Two Hundred Thousand Dollars ($5,200,000), together with interest thereon calculated from the date hereof in accordance with the provisions of this promissory note (this “Note”).
     This Note is one of three promissory notes issued pursuant to that certain Stock Purchase Agreement, dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and among the Company, UT Gaming, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, the Holder and United Tote Company, a Montana corporation (“UTCo”). The promissory notes issued pursuant to the Purchase Agreement are collectively referred to herein as the “Purchase Notes.” Except as defined in Section 6 hereof or otherwise indicated herein, capitalized terms used in this Note shall have the meanings ascribed to them in the Purchase Agreement.
     1. Interest.
     (a) Accrual. Interest shall accrue on the principal amount of this Note outstanding from time to time at a rate per annum equal to 5.02% (the LIBOR Rate). Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.
     (b) Payment of Interest. On the last day of each Interest Period, the Company will pay to the Holder all interest on the unpaid principal amount of this Note accrued during such Interest Period.
     2. Payment of Principal.
     (a) Maturity. The Company shall pay the unpaid principal amount of this Note then outstanding to the Holder, together with all unpaid interest accrued thereon, on February 9, 2007.
     (b) Optional Prepayments. The Company may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of this Note (together with all unpaid interest accrued thereon).
     (c) Mandatory Prepayments.
     (i) In the event any Affiliated Company receives any Excess Capital, the Company shall make a prepayment on this Note in an amount equal to the lesser of (x) the then outstanding principal amount of this Note and all unpaid interest accrued thereon and (y) the amount of such

Excess Capital. Such prepayment shall be made within five (5) Business Days of the applicable Affiliated Company’s receipt of such Excess Capital. Prepayments under this Section 2(c) shall first be applied to accrued and unpaid interest on this Note, and then to the outstanding principal of this Note.
     (ii) In the event that a Sale of the Company or a Sale of UTCo is consummated, the Company shall prepay the outstanding principal amount of this Note and all unpaid interest accrued thereon in full within five (5) Business Days of the consummation thereof.
     3. No Set Off. The Holder has made certain representations, warranties, covenants and indemnities set forth in the Purchase Agreement. The Company agrees that the Company may not set off any obligation of the Holder, including, without limitation, any Loss with respect to which the Company is entitled to indemnification against any amounts due or outstanding under this Note, whether this Note is held by the Holder or any of its successors or permitted assigns.
     4. Default and Acceleration.
     (a) Events of Default. The occurrence of any one of the following events shall constitute an event of default by the Company hereunder (“Event of Default”) and shall cause the full unpaid principal balance hereof, together with all accrued interest thereon, to become immediately due and payable: (i) any principal or interest hereunder is not paid when due and remains unpaid for a period of five (5) days following the date when due; (ii) a petition in bankruptcy is filed by the Company or a proceeding is instituted by the Company under any law of the United States for the relief of debtors; (iii) a petition in bankruptcy is filed against the Company and remains undismissed or undischarged for a period of ninety (90) days after the filing thereof; (iv) an “Event of Default” under any of the other Purchase Notes (as such term is defined in such Purchase Notes); or (v) an event of default occurs with respect to any Indebtedness of the Company or UTCo with a principal amount outstanding of at least $1,000,000 (other than Indebtedness under the Purchase Notes) and as a result of such event of default such Indebtedness is declared to be or becomes due and payable prior its stated maturity.
     (b) Default Interest. Interest shall accrue on the outstanding principal amount of this Note at a per annum rate equal to 11.02% upon the occurrence of an Event of Default and until the earlier of the date on which (i) the Event of Default is cured, or (ii) the full unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, is paid in full. Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.
     5. Covenants and Representations. The Company hereby covenants that it shall not declare or pay any dividend (other than a dividend payable solely in capital stock of the Company) to its stockholders for so long as any principal or accrued unpaid interest remains outstanding under this Note. The Company hereby represents that for the year ended December 31, 2005, the Company’s revenues constituted at least eighty percent (80%) of the consolidated revenues of the Affiliated Companies.
     6. Definitions.
     “Affiliated Companies” means, collectively, the Company and all Subsidiaries of the Company.
     “Dollars”, “dollars” and “$” each mean lawful money of the United States of America.
     “Excess Capital” means the sum of (i) the difference between (A) the sum of (x) the aggregate amount of any Indebtedness for borrowed money incurred by any Affiliated Company from any Person other than an Affiliated Company after the date hereof (other than Indebtedness under the Credit

2

Agreement, Indebtedness incurred to Refinance other Indebtedness, un-drawn amounts under revolving credit facilities and amounts drawn under any revolving credit facility to the extent such amounts have previously been borrowed and repaid), net of any fees and expenses incurred in connection therewith, plus (y) the proceeds received by an Affiliated Company from any Person other than an Affiliated Company after the date hereof from the sale of capital stock of such Affiliated Company (other than the proceeds received from officers, directors or employees of any of the Affiliated Companies upon exercise of stock options or issuances of restricted stock and from the exercise of outstanding warrants), net of any fees and expenses incurred in connection therewith, minus (B) $5,000,000, plus (ii) the difference between (I) the after-tax proceeds received by any of the Affiliated Companies from any Person other than an Affiliated Company after the date hereof from the sale of assets (other than sales of assets in the ordinary course of business), net of any fees and expenses incurred in connection therewith, minus (II) $5,000,000.
     “Indebtedness” means with respect to any Person (i) all obligations of such Person for borrowed money, whether current or funded, secured or unsecured, (ii) all obligations of such Person for the deferred purchase price of any property or services (other than trade accounts payable arising in the ordinary course of the business of such Person), (iii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of a default may be limited to repossession or sale of such property), (iv) all obligations of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (v) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable as lessee, (vi) any obligation of such Person in respect of bankers’ acceptances or letters of credit, (vii) any obligations secured by liens on property acquired by such Person, whether or not such obligations were assumed by such Person at the time of acquisition of such property, (viii) all obligations of a type referred to in clauses (i) through (vii) above which is directly or indirectly guaranteed by such Person or which it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss and (ix) any refinancings of any obligation of a type referred to in clauses (i) through (viii) above.
     “Interest Period” means (i) initially, the period commencing on the date hereof and ending May 31, 2006, and (ii) thereafter, the quarterly periods ending on August 31, 2006, and November 30, 2006, and (iii) thereafter, the period commencing on December 1, 2006 and ending on the date which is the one (1) year anniversary of the date of this Note.
     “LIBOR Rate” means the offered rate per annum for deposits of Dollars for twelve (12) month loans that appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) three (3) Business Days prior to the date of this Note.
     “Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Sale of the Company” means:
     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership of a majority of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of

3

directors; provided, however, that any acquisition by an Affiliated Company, or any employee benefit plan (or related trust) of any Affiliated Company, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors as the case may be, shall not constitute a Sale of the Company;
     (b) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common stock and voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company; or
     (c) the sale or other disposition of all or substantially all of the assets of the Company.
     “Sale of UTCo” means the sale of UTCo to any Person or group of Persons, in each case, that is not an Affiliate of the Company, pursuant to which such Person or group of Persons acquires capital stock of UTCo possessing the voting power under normal circumstances to elect a majority of the members of the Board of Directors of UTCo (whether by merger, consolidation or sale or transfer of UTCo’s capital stock) or the sale or other disposition of all or substantially all of the assets of UTCo.
     “Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, gift, grant of a security interest or other direct or indirect disposition or encumbrance of an interest, whether with or without consideration and whether voluntarily, involuntarily or by operation of law.
     7. Assignment; Replacement; Cancellation.
     (a) Transfer. The holder of this Note may not directly or indirectly Transfer this Note without the Company’s prior written consent. Any attempted transfer of this Note in violation of this Section 7(a) shall be null and void and of no force or effect. The Company shall be under no obligation to make payment of principal or interest under this Note to any Person other than the Holder or its transferee in a Transfer made in compliance with this Section 7(a).
     (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon the surrender of this Note to the Company at its principal office, the Company shall execute and deliver, in lieu thereof, a new Note representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated so that there will be no loss of interest on such Note.
     (c) Cancellation. Immediately after all principal and accrued interest owed on this Note have been paid in full, this Note shall be automatically canceled, and the Holder shall promptly surrender this Note to the Company for cancellation.
     8. Payments. All payments when made to the Holder shall be paid in the lawful money of the United States of America in immediately available funds.

4

     9. Place of Payment; Notice. Payments of principal and interest and all notices, requests, demands and other communications (each of which shall be in writing) shall be delivered to the parties herein, as applicable, at the following addresses:

If to the Company:	Youbet.com, Inc.
5901 De Soto Avenue
Woodland Hills, California 91367
Attention: Scott Solomon
Fax: (818) 668-2101

with a copy to (which copy shall not constitute a notice hereunder):

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Attention: Kenneth W. Miller
Fax: (312) 902-1061

If to the Holder:	UT Group, LLC
c/o Kinderhook Industries, LLC
888 Seventh Avenue
16th Floor
New York, NY 10106
Attention: Robert E. Michalik
Fax: (212) 201-6790

with a copy to(which copy shall not constitute a notice hereunder):

Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attention: W. Brian Raftery
Fax: (212) 446-6460
     or to such other address or to the attention of such other person as is specified from time to time by prior written notice.
     10. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day that is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next succeeding Business Day, and interest shall continue to accrue at the applicable rate provided hereunder until any such payment is made.
     11. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

5

     12. Enforcement. The Company hereby agrees to pay or reimburse the Holder for all reasonable costs, including without limitation reasonable attorneys’ fees, incurred by the Holder in seeking to enforce the obligations of the Company to pay any portion of the principal amount hereunder or any accrued interest thereon, when due in accordance with the terms hereof but unpaid, against the Company after and during the continuance of an Event of Default, whether or not pursued in arbitral forums or otherwise.
     13. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Note shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     14. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND, BY ACCEPTING THIS NOTE, THE HOLDER HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING INSTITUTED IN CONNECTION WITH THIS NOTE. EACH OF THE COMPANY AND THE HOLDER HEREBY REPRESENTS TO THE OTHER THAT THE FOREGOING WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
[Signature page follows.]

6

     IN WITNESS WHEREOF, this promissory note has been executed as of the date first above written.

YOUBET.COM, INC.
By:	Gary W. Sproule
Name:	Gary W. Sproule
Its: Chief Financial Officer

The undersigned hereby acknowledges the terms of this promissory note:
UT GROUP, LLC

By:	Robert E. Michalik
Name: Robert E. Michalik
Its: Vice President
SIGNATURE PAGE TO PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY COMPARABLE STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF.
YOUBET.COM, INC.
PROMISSORY NOTE

$1,800,000	February 10, 2006
     Youbet.com, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of UT Group, LLC, a Delaware limited liability company (the “Holder”), the principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000), together with interest thereon calculated from the date hereof in accordance with the provisions of this promissory note (this “Note”).
     This Note is one of three promissory notes issued pursuant to that certain Stock Purchase Agreement, dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and among the Company, UT Gaming, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, the Holder and United Tote Company, a Montana corporation (“UTCo”). The promissory notes issued pursuant to the Purchase Agreement are collectively referred to herein as the “Purchase Notes.” Except as defined in Section 6 hereof or otherwise indicated herein, capitalized terms used in this Note shall have the meanings ascribed to them in the Purchase Agreement.
     1. Interest.
     (a) Accrual. Interest shall accrue on the principal amount of this Note outstanding from time to time at a rate per annum equal to 5.02% (the LIBOR Rate). Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.
     (b) Payment of Interest. The Company will pay to the Holder all interest accrued on the unpaid principal amount of this Note on the Maturity Date.
     2. Payment of Principal.
     (a) Maturity. The Company shall pay the unpaid principal amount of this Note then outstanding to the Holder, together with all unpaid interest accrued thereon, on February 8, 2008 (the “Maturity Date”).
     (b) Optional Prepayments. The Company may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of this Note (together with all unpaid interest accrued thereon). In the event the Company elects to make any such prepayment on or prior to March 9, 2007, the Holder and the Company shall enter into an escrow agreement (the “Retention Escrow Agreement”) in substantially the form attached as Exhibit 4 to the Purchase Agreement, and the Company shall fund the amount of such prepayment in to an escrow account to be held pursuant to the Retention Escrow Agreement.
     (c) Mandatory Prepayments. After all obligations for principal and interest under the $5.2 Million Note have been paid in full:

     (i) In the event any Affiliated Company receives any Excess Capital, the Company shall make a prepayment on this Note in an amount equal to the lesser of (x) the then outstanding principal amount of this Note and all unpaid interest accrued thereon and (y) the amount of such Excess Capital. Such prepayment shall be made within five (5) Business Days of the applicable Affiliated Company’s receipt of such Excess Capital. Prepayments under this Section 2(c) shall first be applied to accrued and unpaid interest on this Note, and then to the outstanding principal of this Note.
     (ii) In the event that a Sale of the Company or a Sale of UTCo is consummated, the Company shall prepay the outstanding principal amount of this Note and all unpaid interest accrued thereon in full within five (5) Business Days of the consummation thereof.
     (iii) Notwithstanding anything to the contrary contained in this Section 2(c), the Company shall not be required to make any prepayment on this Note on or prior to March 9, 2007; provided that in the event the Company becomes obligated to make a prepayment pursuant to paragraph (i) or (ii) above at any time on or prior to March 9, 2007, the Company shall be obligated to make such prepayment on March 12, 2007.
     3. Set Off. The Holder has made certain representations, warranties, covenants and indemnities set forth in the Purchase Agreement. Except as set forth in the following sentence, the Company agrees that the Company may not set off any obligation of the Holder, including, without limitation, any Loss with respect to which the Company is entitled to indemnification against any amounts due or outstanding under this Note, whether this Note is held by the Holder or any of its successors or permitted assigns. The Holder agrees that the Company may set off any payments required under Section 2(a) of that certain Management Retention Agreement, dated February 10, 2006, by and among the Company, Holder, Joe Tracy and Terry Woods, against any amounts due or outstanding under this Note, whether this Note is held by the Holder or any of its successors or permitted assigns.
     4. Default and Acceleration.
     (a) Events of Default. The occurrence of any one of the following events shall constitute an event of default by the Company hereunder (“Event of Default”) and shall cause the full unpaid principal balance hereof, together with all accrued interest thereon, to become immediately due and payable; provided, that in no event shall the foregoing cause any such amounts to come due on or prior to March 9, 2007: (i) any principal or interest hereunder is not paid when due and remains unpaid for a period of five (5) days following the date when due; (ii) a petition in bankruptcy is filed by the Company or a proceeding is instituted by the Company under any law of the United States for the relief of debtors; (iii) a petition in bankruptcy is filed against the Company and remains undismissed or undischarged for a period of ninety (90) days after the filing thereof; (iv) an “Event of Default” under any of the other Purchase Notes (as such term is defined in such Purchase Notes); or (v) an event of default occurs with respect to any Indebtedness of the Company or UTCo with a principal amount outstanding of at least $1,000,000 (other than Indebtedness under the Purchase Notes) and as a result of such event of default such Indebtedness is declared to be or becomes due and payable prior its stated maturity.
     (b) Default Interest. Interest shall accrue on the outstanding principal amount of this Note at a per annum rate equal to 11.02% upon the occurrence of an Event of Default and until the earlier of the date on which (i) the Event of Default is cured, or (ii) the full unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, is paid in full. Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.

2

     5. Covenants and Representations. The Company hereby covenants that it shall not declare or pay any dividend (other than a dividend payable solely in capital stock of the Company) to its stockholders for so long as any principal or accrued unpaid interest remains outstanding under this Note. The Company hereby represents that for the year ended December 31, 2005, the Company’s revenues constituted at least eighty percent (80%) of the consolidated revenues of the Affiliated Companies.
     6. Definitions.
     “Affiliated Companies” means, collectively, the Company and all Subsidiaries of the Company.
     “Dollars”, “dollars” and “$” each mean lawful money of the United States of America.
     “Excess Capital” means the difference between (x) the sum of (i) the difference between (A) the sum of (1) the aggregate amount of any Indebtedness for borrowed money incurred by any Affiliated Company from any Person other than an Affiliated Company after the date hereof (other than Indebtedness under the Credit Agreement, Indebtedness incurred to Refinance other Indebtedness, un-drawn amounts under revolving credit facilities and amounts drawn under any revolving credit facility to the extent such amounts have previously been borrowed and repaid), net of any fees and expenses incurred in connection therewith, plus (2) the proceeds received by an Affiliated Company from any Person other than an Affiliated Company after the date hereof from the sale of capital stock of such Affiliated Company (other than the proceeds received from officers, directors or employees of any of the Affiliated Companies upon exercise of stock options or issuances of restricted stock and from the exercise of outstanding warrants), net of any fees and expenses incurred in connection therewith, minus (B) $5,000,000, plus (ii) the difference between (I) the after-tax proceeds received by any of the Affiliated Companies from any Person other than an Affiliated Company after the date hereof from the sale of assets (other than sales of assets in the ordinary course of business), net of any fees and expenses incurred in connection therewith, minus (II) $5,000,000; minus (y) the sum of all mandatory prepayments made pursuant to the $5.2 Million Note with any such amounts.
     “Indebtedness” means with respect to any Person (i) all obligations of such Person for borrowed money, whether current or funded, secured or unsecured, (ii) all obligations of such Person for the deferred purchase price of any property or services (other than trade accounts payable arising in the ordinary course of the business of such Person), (iii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of a default may be limited to repossession or sale of such property), (iv) all obligations of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (v) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable as lessee, (vi) any obligation of such Person in respect of bankers’ acceptances or letters of credit, (vii) any obligations secured by liens on property acquired by such Person, whether or not such obligations were assumed by such Person at the time of acquisition of such property, (viii) all obligations of a type referred to in clauses (i) through (vii) above which is directly or indirectly guaranteed by such Person or which it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss and (ix) any refinancings of any obligation of a type referred to in clauses (i) through (viii) above.
     “LIBOR Rate” means the offered rate per annum for deposits of Dollars for twelve (12) month loans that appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) three (3) Business Days prior to the date of this Note.

3

     “Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Sale of the Company” means:
     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership of a majority of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by an Affiliated Company, or any employee benefit plan (or related trust) of any Affiliated Company, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors as the case may be, shall not constitute a Sale of the Company;
     (b) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common stock and voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company; or
     (c) the sale or other disposition of all or substantially all of the assets of the Company.
     “Sale of UTCo” means the sale of UTCo to any Person or group of Persons, in each case, that is not an Affiliate of the Company, pursuant to which such Person or group of Persons acquires capital stock of UTCo possessing the voting power under normal circumstances to elect a majority of the members of the Board of Directors of UTCo (whether by merger, consolidation or sale or transfer of UTCo’s capital stock) or the sale or other disposition of all or substantially all of the assets of UTCo.
     “Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, gift, grant of a security interest or other direct or indirect disposition or encumbrance of an interest, whether with or without consideration and whether voluntarily, involuntarily or by operation of law.
     7. Assignment; Replacement; Cancellation.
     (a) Transfer. The holder of this Note may not directly or indirectly Transfer this Note without the Company’s prior written consent. Any attempted transfer of this Note in violation of this Section 7(a) shall be null and void and of no force or effect. The Company shall be under no obligation to make payment of principal or interest under this Note to any Person other than the Holder or its transferee in a Transfer made in compliance with this Section 7(a).
     (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon the surrender of this Note to the Company at its principal office, the Company shall

4

execute and deliver, in lieu thereof, a new Note representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated so that there will be no loss of interest on such Note.
     (c) Cancellation. Immediately after all principal and accrued interest owed on this Note have been paid in full, this Note shall be automatically canceled, and the Holder shall promptly surrender this Note to the Company for cancellation.
     8. Payments. All payments when made to the Holder shall be paid in the lawful money of the United States of America in immediately available funds.
     9. Place of Payment; Notice. Payments of principal and interest and all notices, requests, demands and other communications (each of which shall be in writing) shall be delivered to the parties herein, as applicable, at the following addresses:

If to the Company:	Youbet.com, Inc.
5901 De Soto Avenue
Woodland Hills, California 91367
Attention: Scott Solomon
Fax: (818) 668-2101

with a copy to (which copy shall not constitute a notice hereunder):

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Attention: Kenneth W. Miller
Fax: (312) 902-1061

If to the Holder:	UT Group, LLC
c/o Kinderhook Industries, LLC
888 Seventh Avenue
16th Floor
New York, NY 10106
Attention: Robert E. Michalik
Fax: (212) 201-6790

with a copy to(which copy shall not constitute a notice hereunder):

Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attention: W. Brian Raftery
Fax: (212) 446-6460
     or to such other address or to the attention of such other person as is specified from time to time by prior written notice.

5

     10. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day that is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next succeeding Business Day, and interest shall continue to accrue at the applicable rate provided hereunder until any such payment is made.
     11. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
     12. Enforcement. The Company hereby agrees to pay or reimburse the Holder for all reasonable costs, including without limitation reasonable attorneys’ fees, incurred by the Holder in seeking to enforce the obligations of the Company to pay any portion of the principal amount hereunder or any accrued interest thereon, when due in accordance with the terms hereof but unpaid, against the Company after and during the continuance of an Event of Default, whether or not pursued in arbitral forums or otherwise.
     13. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Note shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     14. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND, BY ACCEPTING THIS NOTE, THE HOLDER HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING INSTITUTED IN CONNECTION WITH THIS NOTE. EACH OF THE COMPANY AND THE HOLDER HEREBY REPRESENTS TO THE OTHER THAT THE FOREGOING WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
[Signature page follows.]

6

     IN WITNESS WHEREOF, this promissory note has been executed as of the date first above written.

YOUBET.COM, INC.
By:	Gary W. Sproule
Name:	Gary W. Sproule
Its: Chief Financial Officer

The undersigned hereby acknowledges the terms of this promissory note:
UT GROUP, LLC

By:	Robert E. Michalik
Name: Robert E. Michalik
Its: Vice President
SIGNATURE PAGE TO PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY COMPARABLE STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF.
YOUBET.COM, INC.
PROMISSORY NOTE

$3,200,000	February 10, 2006
     Youbet.com, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of UT Group, LLC, a Delaware limited liability company (the “Holder”), the principal amount of Three Million Two Hundred Thousand Dollars ($3,200,000), together with interest thereon calculated from the date hereof in accordance with the provisions of this promissory note (this “Note”).
     This Note is one of three promissory notes issued pursuant to that certain Stock Purchase Agreement, dated as of November 30, 2005 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and among the Company, UT Gaming, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, the Holder and United Tote Company, a Montana corporation (“UTCo”). The promissory notes issued pursuant to the Purchase Agreement are collectively referred to herein as the “Purchase Notes.” Except as defined in Section 6 hereof or otherwise indicated herein, capitalized terms used in this Note shall have the meanings ascribed to them in the Purchase Agreement.
     1. Interest.
     (a) Accrual. Interest shall accrue on the principal amount of this Note outstanding from time to time at a rate per annum equal to 5.02% (the LIBOR Rate). Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.
     (b) Payment of Interest. The Company will pay to the Holder all interest accrued on the unpaid principal amount of this Note on the Maturity Date.
     2. Payment of Principal.
     (a) Maturity. The Company shall pay the unpaid principal amount of this Note then outstanding to the Holder, together with all unpaid interest accrued thereon, on February 8, 2008 (the “Maturity Date”).
     (b) Optional Prepayments. The Company may, at any time and from time to time without premium or penalty, prepay all or any portion of the outstanding principal amount of this Note (together with all unpaid interest accrued thereon). In the event the Company elects to make any such prepayment on or prior to June 11, 2007 or, if a Set Off Request is then pending, at any time prior to the Maturity Date, the Holder and the Company shall enter into an escrow agreement (the “Indemnity Escrow Agreement”) in substantially the form attached as Exhibit 3 to the Purchase Agreement, and the Company shall fund the amount of such prepayment or, if the prepayment is after June 11, 2007 and a Set Off Request is pending, the amount claimed in such Set Off Request, into an escrow account to be held pursuant to the Indemnity Escrow Agreement.

     (c) Mandatory Prepayments. After all obligations for principal and interest under the other Purchase Notes have been paid in full:
     (i) In the event any Affiliated Company receives any Excess Capital, the Company shall make a prepayment on this Note in an amount equal to the lesser of (x) the then outstanding principal amount of this Note and all unpaid interest accrued thereon and (y) the amount of such Excess Capital. Such prepayment shall be made within five (5) Business Days of the applicable Affiliated Company’s receipt of such Excess Capital. Prepayments under this Section 2(c) shall first be applied to accrued and unpaid interest on this Note, and then to the outstanding principal of this Note.
     (ii) In the event that a Sale of the Company or a Sale of UTCo is consummated, the Company shall prepay the outstanding principal amount of this Note and all unpaid interest accrued thereon in full within five (5) Business Days of the consummation thereof.
     (iii) Notwithstanding anything to the contrary contained in this Section 2(c), the Company shall not be required to make any prepayment on this Note on or prior to June 11, 2007; provided that in the event the Company becomes obligated to make a prepayment pursuant to paragraph (i) or (ii) above at any time on or prior to June 11, 2007, the Company shall be obligated to make such prepayment (subject to the suspension of the obligation to make all or a portion of such prepayment pursuant to Section 3(d)) on June 12, 2007.
     3. Right to Set Off.
     (a) The Holder has made certain representations, warranties, covenants and indemnities set forth in the Purchase Agreement. The Holder agrees that the Company may set off any Loss with respect to which the Company is entitled to indemnification pursuant to the Purchase Agreement against any amounts due or outstanding under this Note, whether this Note is held by the Holder or any of its successors or permitted assigns. In the event the Company wishes to set off any Loss against any amounts due or outstanding under this Note, the Company shall give the Holder written notice which sets forth the amount proposed to be set off (a “Set Off Request”).
     (b) If, after delivery of a Set Off Request, the Holder desires to challenge the propriety and/or the amount of the set off therein or a portion thereof, then the Holder may do so by delivering to the Company written notice (a “Challenge Notice”), within 30 days after a Set Off Request is delivered to it, describing in reasonable detail the amount of the set off being challenged (the “Challenge Amount”) and the basis for such challenge (or, in the alternative, stating that the Holder does not possess information sufficient to determine the propriety and/or amount of the requested set off).
     (c) On the date 30 days after delivery of a Set Off Request, the Holder shall be deemed to have authorized the Company to set off against this Note (any such set off to be applied first to interest and then to principal) the entire amount claimed in the Set Off Request, or, if a Challenge Notice is delivered within 30 days after a Set Off Request is delivered, the amount claimed in excess of the Challenge Amount (or, if less, the entire amount of principal and interest outstanding under this Note), which deemed authorization shall be final and binding on the Holder. Upon such authorized set off, the applicable amount of principal shall be permanently reduced and deemed to have been paid.
     (d) After delivery of a Set Off Notice to Holder, notwithstanding anything to the contrary contained in this Note, all obligations of the Company to make any payment (including any prepayment) of principal or interest (including, if applicable, any default interest) under this Note shall be suspended, and interest (including, if applicable, any default interest) shall not accrue, with respect to the amount claimed in such Set Off Notice. If a Challenge Notice is delivered, and either Holder and the Company agree in writing, or a final, binding and non-appealable judgment of a court of competent jurisdiction determines, that the Company is not entitled to indemnification for any portion of a Challenged Amount, the suspension of obligations to make any payment of principal or interest shall cease (and if any such payments are then due, they shall promptly be made), and interest (including, if applicable, any default interest) shall resume accruing and shall be deemed to have accrued with respect to such portion since the date of the Set Off Notice. Any Set Off Request made by the Company in good faith, and the suspension of any payments as set forth in this Section 3 with respect thereto, shall not be an Event of Default, whether or not all or any portion of the amount claimed in such Set Off Request is ultimately set off against this Note.
     4. Default and Acceleration.
     (a) Events of Default. The occurrence of any one of the following events shall constitute an event of default by the Company hereunder (“Event of Default”) and shall cause the full unpaid principal balance hereof, together with all accrued interest thereon, to become immediately due and payable (subject to the suspension of the obligation to make all or a portion of such payment pursuant to Section 3(d)); provided, that in no event shall the foregoing cause any such amounts to come due on or prior to June 11, 2007: (i) any principal or interest hereunder is not paid when due and remains unpaid for a period of five (5) days following the date when due; (ii) a petition in bankruptcy is filed by the Company or a proceeding is instituted by the Company under any law of the United States for the relief of debtors; (iii) a petition in bankruptcy is filed against the Company and remains undismissed or undischarged for a period of ninety (90) days after the filing thereof; (iv) an “Event of Default” under any of the other Purchase Notes (as such term is defined in such Purchase Notes); or (v) an event of default occurs with respect to any Indebtedness of the Company or UTCo with a principal amount outstanding of at least $1,000,000 (other than Indebtedness under the Purchase Notes) and as a result of such event of default such Indebtedness is declared to be or becomes due and payable prior its stated maturity.
     (b) Default Interest. Interest shall accrue on the outstanding principal amount of this Note at a per annum rate equal to 11.02% upon the occurrence of an Event of Default and until the earlier of the date on which (i) the Event of Default is cured, or (ii) the full unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, is paid in full. Such interest shall be computed on the basis of a 360-day year for the actual number of days elapsed during which it accrues.
     5. Covenants and Representations. The Company hereby covenants that it shall not declare or pay any dividend (other than a dividend payable solely in capital stock of the Company) to its stockholders for so long as any principal or accrued unpaid interest remains outstanding under this Note. The Company hereby represents that for the year ended December 31, 2005, the Company’s revenues constituted at least eighty percent (80%) of the consolidated revenues of the Affiliated Companies.
     6. Definitions.
     “Affiliated Companies” means, collectively, the Company and all Subsidiaries of the Company.
     “Dollars”, “dollars” and “$” each mean lawful money of the United States of America.
     “Excess Capital” means the difference between (x) the sum of (i) the difference between (A) the sum of (1) the aggregate amount of any Indebtedness for borrowed money incurred by any Affiliated Company from any Person other than an Affiliated Company after the date hereof (other than Indebtedness under the Credit Agreement, Indebtedness incurred to Refinance other Indebtedness, un-drawn amounts under revolving credit facilities and amounts drawn under any revolving credit facility to the extent such amounts have previously been borrowed and repaid), net of any fees and expenses incurred in connection therewith, plus (2) the proceeds received by an Affiliated Company from any Person other than an Affiliated Company after the date hereof from the sale of capital stock of such Affiliated Company (other than the proceeds received from officers, directors or employees of any of the Affiliated Companies upon exercise of stock options or issuances of restricted stock and from the exercise of outstanding warrants), net of any fees and expenses incurred in connection therewith, minus (B) $5,000,000, plus (ii) the difference between (I) the after-tax proceeds received by any of the Affiliated Companies from any Person other than an Affiliated Company after the date hereof from the sale of assets (other than sales of assets in the ordinary course of business), net of any fees and expenses incurred in connection therewith, minus (II) $5,000,000; minus (y) the sum of all mandatory prepayments made pursuant to the other Purchase Notes with any such amounts.
     “Indebtedness” means with respect to any Person (i) all obligations of such Person for borrowed money, whether current or funded, secured or unsecured, (ii) all obligations of such Person for the deferred purchase price of any property or services (other than trade accounts payable arising in the ordinary course of the business of such Person), (iii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of a default may be limited to repossession or sale of such property), (iv) all obligations of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (v) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable as lessee, (vi) any obligation of such Person in respect of bankers’ acceptances or letters of credit, (vii) any obligations secured by liens on property acquired by such Person, whether or not such obligations were assumed by such Person at the time of acquisition of such property, (viii) all obligations of a type referred to in clauses (i) through (vii) above which is directly or indirectly guaranteed by such Person or which it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss and (ix) any refinancings of any obligation of a type referred to in clauses (i) through (viii) above.
     “LIBOR Rate” means the offered rate per annum for deposits of Dollars for twelve (12) month loans that appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) three (3) Business Days prior to the date of this Note.
     “Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Sale of the Company” means:
     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership of a majority of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by an Affiliated Company, or any employee benefit plan (or related trust) of any Affiliated Company, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors as the case may be, shall not constitute a Sale of the Company;

     (b) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common stock and voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company; or
     (c) the sale or other disposition of all or substantially all of the assets of the Company.
     “Sale of UTCo” means the sale of UTCo to any Person or group of Persons, in each case, that is not an Affiliate of the Company, pursuant to which such Person or group of Persons acquires capital stock of UTCo possessing the voting power under normal circumstances to elect a majority of the members of the Board of Directors of UTCo (whether by merger, consolidation or sale or transfer of UTCo’s capital stock) or the sale or other disposition of all or substantially all of the assets of UTCo.
     “Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, gift, grant of a security interest or other direct or indirect disposition or encumbrance of an interest, whether with or without consideration and whether voluntarily, involuntarily or by operation of law.
     7. Assignment; Replacement; Cancellation.
     (a) Transfer. The holder of this Note may not directly or indirectly Transfer this Note without the Company’s prior written consent. Any attempted transfer of this Note in violation of this Section 7(a) shall be null and void and of no force or effect. The Company shall be under no obligation to make payment of principal or interest under this Note to any Person other than the Holder or its transferee in a Transfer made in compliance with this Section 7(a).
     (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon the surrender of this Note to the Company at its principal office, the Company shall execute and deliver, in lieu thereof, a new Note representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated so that there will be no loss of interest on such Note.
     (c) Cancellation. Immediately after all principal and accrued interest owed on this Note have been paid in full, this Note shall be automatically canceled, and the Holder shall promptly surrender this Note to the Company for cancellation.
     8. Payments. All payments when made to the Holder shall be paid in the lawful money of the United States of America in immediately available funds.
     9. Place of Payment; Notice. Payments of principal and interest and all notices, requests, demands and other communications (each of which shall be in writing) shall be delivered to the parties herein, as applicable, at the following addresses:

If to the Company:	Youbet.com, Inc.
5901 De Soto Avenue
Woodland Hills, California 91367
Attention: Scott Solomon

Fax: (818) 668-2101

with a copy to (which copy shall not constitute a notice hereunder):

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Attention: Kenneth W. Miller
Fax: (312) 902-1061

If to the Holder:	UT Group, LLC
c/o Kinderhook Industries, LLC
888 Seventh Avenue
16th Floor
New York, NY 10106
Attention: Robert E. Michalik
Fax: (212) 201-6790

with a copy to(which copy shall not constitute a notice hereunder):

Kirkland & Ellis LLP
153 East 53rd Street
New York, NY 10022
Attention: W. Brian Raftery
Fax: (212) 446-6460
     or to such other address or to the attention of such other person as is specified from time to time by prior written notice.
     10. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day that is not a Business Day, the payment shall be due and payable on, and the time period shall automatically be extended to, the next succeeding Business Day, and interest shall continue to accrue at the applicable rate provided hereunder until any such payment is made.
     11. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
     12. Enforcement. The Company hereby agrees to pay or reimburse the Holder for all reasonable costs, including without limitation reasonable attorneys’ fees, incurred by the Holder in seeking to enforce the obligations of the Company to pay any portion of the principal amount hereunder or any accrued interest thereon, when due in accordance with the terms hereof but unpaid, against the Company after and during the continuance of an Event of Default, whether or not pursued in arbitral forums or otherwise.

     13. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Note shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     14. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND, BY ACCEPTING THIS NOTE, THE HOLDER HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING INSTITUTED IN CONNECTION WITH THIS NOTE. EACH OF THE COMPANY AND THE HOLDER HEREBY REPRESENTS TO THE OTHER THAT THE FOREGOING WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
[Signature page follows.]

     IN WITNESS WHEREOF, this promissory note has been executed as of the date first above written.

YOUBET.COM, INC.
By:	Gary W. Sproule
Name:	Gary W. Sproule
Its: Chief Financial Officer

The undersigned hereby acknowledges the terms of this promissory note:
UT GROUP, LLC

By:	Robert E. Michalik
Name: Robert E. Michalik
Its: Vice President
SIGNATURE PAGE TO PROMISSORY NOTE